Exhibit 99.1

From:	Kiniksa Pharmaceuticals, Ltd.

To:	The holders of common shares of the Company

March 29, 2024

Dear Shareholder,

PRACTICE STATEMENT LETTER

PROPOSED SCHEME OF ARRANGEMENT IN RESPECT OF: KINIKSA PHARMACEUTICALS, LTD.

This letter (the “Practice Statement Letter”) concerns matters which may affect your legal rights and entitlements and you may therefore wish to take appropriate legal advice on its contents.

Purpose of this Practice Statement Letter

Kiniksa Pharmaceuticals, Ltd. (the “Company” or “KNSA Bermuda” and, together with its subsidiaries, “Kiniksa”) is proposing to implement a scheme of arrangement (a “Scheme”) between it and its shareholders pursuant to Section 99 of the Bermuda Companies Act 1981 (as amended, the “Act”). It is anticipated that there will be a directions hearing at 9:30am (AST) on 19 April 2024 (the “Convening Hearing”) at which the Supreme Court of Bermuda (the “Court”) will be asked to give directions as to the convening of a meeting of shareholders of the Company that are eligible to vote on the Scheme.

Pursuant to Bermuda Supreme Court Circular No. 18 of 2007 (the “Practice Statement”), prior to the Convening Hearing, any company proposing to implement a scheme of arrangement pursuant to the Act may notify those shareholders affected by it (i) that a scheme of arrangement is being promoted, (ii) as to the purpose that the scheme of arrangement is designed to achieve, (iii) as to the meeting(s) of shareholders that the company believes is/are required for the purposes of voting on the scheme of arrangement and (iv) as to the constitution of the shareholder meeting(s). This Practice Statement Letter is written pursuant to and made in accordance with the Practice Statement.

What is a Scheme?

A scheme of arrangement is a formal procedure under Section 99 of the Act, which enables a company to agree a compromise or arrangement with its shareholders or any class of its shareholders.

T: +1 (781) 431-9100

Clarendon House

2 Church Street

Hamilton HM11, Bermuda

Under Bermuda law, a scheme of arrangement requires the following to occur in order to become legally binding:

a.	a convening hearing at which the Court will give directions (the “Directions Order”) for the convening of one or more meeting(s) of the shareholders or classes of shareholders of the company to consider and if thought fit approve the scheme of arrangement (a “Scheme Meeting”);

b.	the approval of a majority in number of the relevant shareholders or classes of shareholders present and voting in person or by proxy at the relevant scheme meeting representing at least 75% in value of shares present and voting in person or by proxy at the relevant scheme meeting;

c.	the approval of the Court by the making of an order sanctioning the scheme of arrangement (the “Sanction Order”) after a hearing convened for that purpose (the “Sanction Hearing”); and

d.	the delivery of the Sanction Order to the Bermuda Registrar of Companies (the “Effective Time”).

In addition to the above, a Scheme will only become effective in accordance with its terms when each condition thereto has been satisfied as set out in the Scheme.

The Purpose of the Company’s Scheme, the Proposed Redomiciliation and Reasons for it

Purpose

The purpose of the Scheme is to effect the redomiciliation of KNSA Bermuda, the parent company of the Kiniksa group, from Bermuda to the United Kingdom (the “UK”) by way of the cancellation of all issued and outstanding common shares (whatever class) of KNSA Bermuda (the “Scheme Shares”) in exchange for the issue and allotment of ordinary shares (the “Kiniksa UK Shares”) in a new public limited company to be formed under the laws of England and Wales (“Kiniksa UK”) to Scheme Shareholders (as such term is defined herein). As a result of the Scheme, Scheme Shareholders will become holders of the beneficial and/or legal title (as the case may be) to the ordinary shares in the capital of Kiniksa UK.

Reasons for Redomiciliation

KNSA Bermuda is currently incorporated in Bermuda. KNSA Bermuda was formed in 2015 as a company incorporated under the laws of Bermuda, and became the principal holding company of the Kiniksa group. At that time, Bermuda was chosen as a favorable jurisdiction because of its well-developed and understood legal system and a favorable tax environment. Bermuda was selected over other jurisdictions affording similar attributes in part owing to its proximity to the U.S. and the U.S. public equity market’s comfort level with Bermuda companies. The Company’s presence in the UK dates back to 2018, when Kiniksa Pharmaceuticals (UK), Ltd. was formed as a wholly-owned subsidiary of KNSA Bermuda. KNSA Bermuda went public in 2018, and its Class A common shares (“Class A Shares”) are listed and trade on the Nasdaq Global Select Market (“Nasdaq”).

Kiniksa has decided that Bermuda is no longer the most desirable jurisdiction for our principal holding company’s place of incorporation for several reasons. Global tax initiatives of the Organization for Economic Co-Operation and Development (“OECD”) and recent tax law changes in Bermuda have the potential to materially adversely affect our company. Additionally, legislative and regulatory proposals in jurisdictions in which Kiniksa operates could be detrimental to companies that are domiciled in Bermuda. If ultimately enacted, these proposals could have a material and adverse impact on the Company and our shareholders.

Kiniksa has reviewed a number of alternative jurisdictions with our Board of Directors and outside advisers, including the U.S., where our parent company has never been incorporated or a tax resident. A move to the U.S. was rejected because it would significantly increase the Company’s global effective tax rate, resulting in significant declines in future earnings. Such a move would also incur an adverse tax impact on our shareholders. Kiniksa determined instead that moving the principal holding company of the group from Bermuda to a country with a more expansive tax treaty with the U.S. would be in the best interests of shareholders, employees and other stakeholders, and Kiniksa believes that moving the place of incorporation and tax residence of the group’s principal holding company to the UK in this manner is the best available option. The UK offers a stable long-term legal and regulatory environment for Kiniksa. In reaching this decision Kiniksa considered the following additional factors:

•	Kiniksa has maintained operations in the UK to varying degrees since 2018 and are comfortable doing business in the UK.

•	Effectively changing the place of incorporation (and tax residence, by extension) of the group’s principal holding company to the UK will improve our position with respect to various OECD withholding and other tax proposals that could adversely affect companies incorporated in jurisdictions like Bermuda.

•	KNSA Bermuda currently has a UK subsidiary that employs a number of its key employees.

•	The UK possesses robust legal, accounting and financial industries.

•	The UK, like Bermuda, is a common law jurisdiction, which Kiniksa considers to be less prescriptive than many civil law jurisdictions. As a result, Kiniksa believes the UK’s legal system to be more flexible, predictable, familiar and similar to KNSA Bermuda than a civil law system.

•	Changing the place of incorporation of the group’s principal holding company to the UK will provide a continuity of legal rights for our shareholders on substantially the same grounds as they enjoy in Bermuda.

Identity of Scheme Shareholders

The term “Scheme Shareholders” means, with respect to the common shares of KNSA Bermuda the holders of Class A Shares, Class A1 common shares (“Class A1 Shares”), Class B common shares (“Class B Shares”) and Class B1 common shares (“Class B1 Shares”) and are collectively referred to herein as the “KNSA Bermuda Shares”.

In accordance with the Directions Order, Scheme Shareholders as of the close of business on the record date to be set by the Board of Directors of KNSA Bermuda will be entitled to notice of and to attend the Scheme Meeting. At the date of this Practice Statement Letter, we anticipate that the record date will be on or around 15 April 2024.

Scheme Meeting: Classes for Voting Purposes

Under the provisions of Section 99 of the Act, in order for a scheme to become legally binding on a company and all of its relevant scheme shareholders, the scheme must be approved by a majority in number of each class of shareholders, representing at least 75% in value of such class, present and voting either in person or by proxy at the relevant Scheme Meeting. As noted above, the scheme must then be sanctioned by the Court at a subsequent Sanction Hearing, a copy of the Sanction Order delivered to the Bermuda Registrar of Companies and all conditions precedent to the scheme’s effectiveness satisfied (or waived) before it can become effective. If, and from the date upon which, a scheme becomes effective in accordance with its terms, all of the scheme shareholders (irrespective of whether or not they voted, or voted in favour of the scheme), along with the company, will be bound by the terms of the scheme.

It is the responsibility of the company proposing a scheme to formulate the class or classes of shareholders for the purpose of convening a meeting of its shareholders to consider and, if thought fit, approve the scheme. The final decision as to class composition will be a matter for the Court after taking into account any objections from any Scheme Shareholders.

The test for determining whether shareholders can be placed in the same class is whether the rights of the shareholders affected by the scheme are so different or would be affected so differently by the proposed scheme as to make it impossible for them to consult together with a view to their common interests. If it is impossible to consult together with a view to their common interests, shareholders must be divided into separate classes for purposes of voting on the proposed scheme and a separate meeting must be held for each class of shareholders to cast their vote.

One single class of shareholder at the Scheme Meeting of the Company

The Company has determined that the rights of all Scheme Shareholders will be effected in the same manner and therefore it is possible for all Scheme Shareholders to consult with a view to their common interests. Accordingly, the Company proposes that all Scheme Shareholders holding Scheme Shares (whatever class) will vote as one single class of shareholders at one scheme meeting. The Scheme Shareholders entitled to vote will have one vote per KNSA Bermuda Share (regardless of the class of common share such Scheme Shareholder holds) at the Scheme Meeting.

Conditions to Effectiveness of the Scheme

The Scheme has conditions to its effectiveness and such conditions will be set out in full in the Scheme of Arrangement attached to the Proxy Statement of KNSA Bermuda. The Scheme’s conditions include, among other things, the following:

(a)	a majority in number of the Scheme Shareholders present and voting either in person or by proxy at the Scheme Meeting and at least 75% in value of the Scheme Shares present and voting either in person or by proxy at the Scheme Meeting agree to the Scheme; and

(b)	the Supreme Court sanctions the Scheme with or without modification.

The Scheme

At the Effective Time, in consideration of the rights of the Scheme Shareholders under this Scheme:

(a)	Kiniksa UK Shares will be issued and allotted on a one-for-one basis to Scheme Shares held by the Scheme Shareholders, such that;

i.	the legal title to class A ordinary shares of Kiniksa UK shall be issued to Cede & Co as nominee for the Depositary Trust Company and beneficial title to such class A ordinary shares shall pass to Scheme Shareholders on a one-for-one basis to the Class A Shares of which immediately prior to the Effective Time legal title is held by Cede & Co as nominee for the Depository Trust Company and beneficial title is held by the Scheme Shareholders;

ii.	the legal and beneficial title to class A ordinary shares will be issued to Scheme Shareholders (or such other persons as the relevant Scheme Shareholder directs for the purposes of a depositary receipts program) on a one-for-one basis to Class A Shares of which the legal and beneficial title is held immediately prior to the Effective Time by the Scheme Shareholders;

iii.	the legal and beneficial title to class A1 ordinary shares of Kiniksa UK will be issued to Scheme Shareholders (or such other persons as the relevant Scheme Shareholder directs for the purposes of a depositary receipts program) on a one-for-one basis to Class A1 Shares of which the legal and beneficial title is held immediately prior to the Effective Time by the Scheme Shareholders;

iv.	the legal and beneficial title to class B ordinary shares of Kiniksa UK will be issued to Scheme Shareholders (or such other persons as the relevant Scheme Shareholder directs for the purposes of a depositary receipts program) on a one-for-one basis to Class B Shares of which the legal and beneficial title is held immediately prior to the Effective Time by the Scheme Shareholders; and

v.	the legal and beneficial title to class B1 ordinary shares of Kiniksa UK will be issued to Scheme Shareholders (or such other persons as the relevant Scheme Shareholder directs for the purposes of a depositary receipts program) on a one-for-one basis to Class B1 Shares of which the legal and beneficial title is held immediately prior to the Effective Time by the Scheme Shareholders;

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(b)	KNSA Bermuda will issue one KNSA Bermuda Share to Kiniksa UK (the “Kiniksa UK Common Share”);

(c)	all issued and outstanding KNSA Bermuda Shares (other than the Kiniksa UK Common Share) will be cancelled; and

(d)	KNSA Bermuda undertakes to transfer all of its rights, obligations, title and interest in its assets and assign or novate, as appropriate, its liabilities (if any) to Kiniksa UK.

If the Scheme is approved at the Scheme Meeting, the Company will petition the Court to sanction the Scheme. If the Court sanctions the Scheme, the Scheme will become effective upon (i) the satisfaction or waiver of the conditions to the Scheme and (ii) the filing of the Sanction Order with the Registrar of Companies in Bermuda and will be binding on all Scheme Shareholders.

Kiniksa UK has agreed to appear at the hearing of the petition to sanction the Scheme and undertakes to be bound by its terms and to issue fully paid Kiniksa UK Shares as provided in the Scheme.

If the transactions contemplated by the Scheme have not occurred on or before 5:00pm Bermuda time on the date nine (9) months after the Effective Time, the Scheme will terminate and all actions taken under the Scheme will be reversed or voided, as if they had never occurred, and the position will revert to that existing immediately prior to the Effective Time.

The Convening Hearing

As noted above, the Convening Hearing is expected to be listed to be heard by the Supreme Court at 9:30am (AST) on 19 April 2024. Any change to the proposed date of the Convening Hearing will be notified to Scheme Shareholders by (i) filing such update with the U.S. Securities and Exchange Commission (the “SEC”), (ii) providing the new date of the Convening Hearing via an update to the Company’s website at https://investors.kiniksa.com/financial-information/sec-filings, and/or (iii) issuing a press release through a major news service. The Convening Hearing will be heard in person and no dial in or video conference facility will be available.

At the Convening Hearing, the Company will draw any issue raised in correspondence by Scheme Shareholders who do not appear at the Convening Hearing to the Court’s attention. If you wish to raise any issue regarding the proposals set out herein or that otherwise impacts on the directions for the convening of the Scheme Meeting, you should e-mail Christian Luthi (with copy to Jennifer Panchaud) of Conyers Dill & Pearman Limited at christian.luthi@conyers.com (with copy to jennifer.panchaud@conyers.com) and/or telephone Christian Luthi or Jennifer Panchaud at +1 441 295 1422.

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Scheme Shareholders have the right to be heard in person or through counsel and make representations at the Convening Hearing. Should you wish to participate at the Convening Hearing as set forth above, KNSA Bermuda encourages you to adopt one of the below noted procedures:

•	appearing in person at the Court, having notified KNSA Bermuda’s legal counsel 48 hours in advance of the Convening Hearing of your intention to do so by e-mailing Christian Luthi (with copy to Jennifer Panchaud) of Conyers Dill & Pearman Limited: christian.luthi@conyers.com (with copy to jennifer.panchaud@conyers.com) or telephoning Christian Luthi or Jennifer Panchaud at +1 441 295 1422. You will in such circumstances be requested to provide an affidavit setting out the evidence upon which you seek to rely at the hearing;

•	filing an affidavit with the Court at least 48 hours prior to the date of the Convening Hearing setting out your reasons for objecting or supporting the Scheme. At the same time as filing the affidavit, you should serve a copy of the affidavit on KNSA Bermuda by leaving the same at the office of Conyers Dill & Pearman Limited, Clarendon House, 2 Church Street, Hamilton HM11, Bermuda, Attention: Christian Luthi and Jennifer Panchaud; or

•	instructing counsel to appear on your behalf before the Court, such counsel to provide notice of their intention to appear to Conyers Dill & Pearman Limited to the attention of Christian Luthi and Jennifer Panchaud at least 48 hours prior to the Convening Hearing and at the same time providing a copy of the evidence upon which counsel will seek to rely set out in an affidavit.

This Practice Statement Letter is intended to provide Scheme Shareholders with sufficient information regarding the Scheme such that, should they wish to raise issues related to the constitution of the classes of shareholders voting at the Scheme Meeting or issues which might otherwise affect the conduct of the Scheme Meeting (the “Scheme Issues”), they may attend and be represented before the Court at the Convening Hearing. Scheme Shareholders should be aware that Scheme Issues should be raised at the Convening Hearing. While Scheme Shareholders will still be entitled to appear and raise objections at the Sanction Hearing (if the Court orders the Scheme Meeting for the Scheme to be convened at the Convening Hearing and the Scheme is approved by the requisite Scheme Shareholders), the Court would expect a Scheme Shareholder (as the case may be) to show good reason why they did not previously raise any Scheme Issues in respect of the proposals for convening the relevant Scheme Meeting. Scheme Shareholders should therefore raise any Scheme Issues at the Convening Hearing.

Jurisdiction

As the Company is registered as a Bermuda company under the Act, the Bermuda Court has jurisdiction under the Act.

At the Sanction Hearing, in addition to any objections (or support) raised by Scheme Shareholders, the Court will consider any additional jurisdictional issues and decide whether to exercise its discretion to sanction the Scheme. A notice confirming the precise date of the Sanction Hearing, once known, will be distributed to Scheme Shareholders in due course in one of the manners set out herein.

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Next Steps

Following the Convening Hearing, if the Court grants leave to convene the Scheme Meeting, copies of the following documents in connection with the Scheme will be distributed to the Scheme Shareholders (in accordance with the Directions Order) as of the record date of the Scheme Meeting and will be filed with the SEC:

(a)	a copy of the Scheme;

(b)	the Proxy Statement of KNSA Bermuda in connection with the Scheme representing an explanatory statement issued pursuant to Section 100 of the Companies Act and including a notice of the Scheme Meeting; and

(c)	voting forms (which will include proxy cards) for voting at the Scheme Meeting.

Further Information

If you require any further information, please contact Madelyn Zeylikman of the Company by email at legal@kiniksa.com, with a copy to Rachel Frank of the Company at IR@kiniksa.com, including “Kiniksa Pharmaceuticals, Ltd. Scheme” in the subject line.

If you disagree with the proposals set out herein regarding the convening of the Scheme Meeting or wish to raise any other issue that otherwise impacts on the directions for the convening of the Scheme Meeting or the jurisdiction of the Court, you should e-mail Christian Luthi (with a copy to Jennifer Panchaud) of Conyers Dill & Pearman Limited: Christian.luthi@conyers.com (with copy to jennifer.panchaud@conyers.com) or telephone Christian Luthi or Jennifer Panchaud at +1 441 295 1422.

Sincerely,

Sanj K. Patel

For and on behalf of,

KINIKSA PHARMACEUTICALS, LTD.

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Forward-Looking Statements

This communication contains forward-looking statements. All statements other than statements of historical facts contained in this communication including statements with respect to the business of Kiniksa and Kiniksa’s intention to change the place of incorporation of its principal holding company from Bermuda to the United Kingdom (the “Redomiciliation”) are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “goal,” “design,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these identifying words. The forward-looking statements in this communication are only predictions. We have based these forward-looking statements largely on our current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results , performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation, the following: our ability to obtain the approval of Kiniksa shareholders for the Redomiciliation and the resolutions proposed at related meetings of our shareholders, our ability to satisfy the other conditions to the Redomiciliation on the expected timeframe, or at all, our ability to realize the expected benefits from the Redomiciliation and the occurrence of unanticipated difficulties or costs in connection with the Redomiciliation.

These and other important factors discussed in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” contained therein, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any such forward-looking statements represent management’s estimates as of the date of this communication. Except as required by law, we do not assume and specifically disclaim any obligation to update any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Redomiciliation. In connection with the Redomiciliation, Kiniksa plans to file with the SEC and mail or otherwise provide to is shareholders a proxy statement regarding the proposed Redomiciliation.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SCHEME OF ARRANGEMENT (COLLECTIVELY, THE “SCHEME DOCUMENTS”) AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT KINIKSA WILL FILE WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE REDOMICILIATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REDOMICILATION.

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Any vote in respect of resolutions to be proposed at a Company shareholder meeting to approve the Redomiciliation or related matters, or other responses in relation to the Redomiciliation, should be made only on the basis of the information contained in the Company’s proxy statement. Kiniksa shareholders may obtain free copies of the Scheme Documents and other relevant materials (when they become available) and other documents filed by Kiniksa through the website maintained by SEC at www.sec.gov. Copies of the Scheme Documents (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be accessed, without charge, via Kiniksa’s Internet website at www.kiniksa.com.

Participants in Solicitation

Kiniksa and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Redomiciliation. Information regarding Kiniksa’s directors and executive officers will be available in its proxy statement to be filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Scheme Documents and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

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